UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2008

THE PRINCETON REVIEW, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32469 (Commission File Number)	22-3727603 (IRS Employer Identification No.)
2315 Broadway
New York, New York 10024
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (212) 874-8282

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On January 10, 2008 The Princeton Review, Inc. (the “Company”) appointed Stephen C. Richards, who is the Company’s Chief Operating Officer and Chief Financial Officer, as its principal accounting officer. Mr. Richards will receive no additional compensation for his service as the Company’s principal accounting officer over and above the compensation that he receives in his capacity as the Company’s Chief Operating Officer and Chief Financial Officer, as previously disclosed. The Company appointed Susan Rao, its former Executive Vice President, Finance, who had served as the Company’s principal accounting officer until Mr. Richards’ appointment to that role, as Chief Financial Officer of the Company’s Test Preparation Services Division.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRINCETON REVIEW, INC.
Dated: January 10, 2008	/s/ Neal S. Winneg
	Name:	Neal S. Winneg
	Title:	Executive Vice President

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